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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2001, in the Amendment No. 2 to Registration Statement (Form SB-2 No. 333-44946) and related Prospectus of MigraTEC, Inc. for the registration of 65,568,499 shares of its common stock.





Dallas, Texas
April 27, 2001